SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2012

___________________

GREEN GLOBAL INVESTMENTS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

74-77 Connaught Road Central

Beautiful Group Tower, Suite 802

Hong Kong, Hong Kong

 (Address of Principal Executive Offices)

  (852)-2384-6070

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the share exchange transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2012 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Explanatory Note

On March 6, 2012, Green Global Investments, Inc., a Florida corporation (“Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the Company’s entrance into a Membership Interest and Share Exchange Agreement (the “Agreement”) by and between the Company, Allen Tat Yan Huie (“Huie”), The Allen Huie Family Trust (“Huie Trust”), CommerCenters, LLC, a Florida limited liability company (“Comcen”) and certain individuals listed on Exhibit “A” of the Agreement (collectively, the “Members”), whereby the Members each agreed to assign their units in Comcen (the “Units”) in exchange for a number of shares of common stock in the Company (the “Shares”) as more specifically set forth in the Agreement.  We are filing this amendment to the Original Form 8-K for (a) purposes of correcting an error in the Agreement which was filed as an attachment to the Original Form 8-K; and (b) to include the required financial information.

Item  1.01

Entry into a Material Definitive Agreement.

In the Agreement attached to the Original Form 8-K, Exhibit “D” contained a scrivener’s error in the number of Shares owned by Allen Tat Yan Huie and in the number of Shares owned by All Other Shareholders Together.  In accordance with the amendment attached hereto as Exhibit 10.1, we hereby amend and restate Exhibit “D” in its entirety as set forth in Exhibit 10.1. (the “Amendment”).

In addition to the foregoing, the “Members” (as defined in the Agreement,) were provided with certain rights as set forth in Section 5 of the Agreement, to unwind the transactions contemplated in the Agreement if the Company was unable to complete a private capital raise in the amount of at least $2,000,000 within ninety (90) of the effective date of the Agreement (the “Capital Raise”).  The Members have agreed to waive their rights to unwind the transaction in the event that the Capital Raise is not completed within such ninety (90) day time period as set forth in the Written Consent Amending Certain Provisions of Membership Interest and Share Exchange Agreement (the “Written Consent”) attached hereto as Exhibit 10.2.

The foregoing descriptions of the Amendment and the Written Consent are only summaries, do not purport to be complete and are qualified in their entirety by reference to the copies of the Amendment and the Written Consent filed herewith as Exhibit 10.1 and Exhibit 10.2, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

CommerCenters, LLC and Subsidiaries

Independent Auditor’s Report

Consolidated Financial Statements

Balance Sheet

Statement of Operations

Statement of Member’s Equity

Statement of Cash Flows

Notes to Financial Statements

(b) Pro Forma Financial Information

(d) Exhibit

Exhibit

Number

Description

10.1

Second Amendment to Membership Interest and Share Exchange Agreement

10.2

Written Consent Amending Certain Provisions of Membership Interest and Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

GREEN GLOBAL INVESTMENTS, INC.

By:	/s/ Richard A. Asta
Richard A. Asta
President and Chief Financial Officer

Dated: May 8, 2012

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